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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 25, 1996
                                                 -----------------------------

                            Cole National Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                   33-74228                         34-1453189
- ---------------             -------------                  --------------------
(State or other             (Commission                    (I.R.S. Employer
 jurisdiction of             File Number)                   Identification No.)
 incorporation)

              5915 Landerbrook Drive, Mayfield Heights, Ohio 44124
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (216) 449-4100
                                                   ---------------------

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Item 5.           Other Events.
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                  The Company issued a press release on September 25, 1996, a copy of which is filed as Exhibit 28.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  -------------------------------------------------------------

         (c)      Exhibits.

                  28       Press Release dated September 25, 1996, from the
                           Company.



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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COLE NATIONAL CORPORATION

Date:  September 25, 1996                            By: /s/Wayne L. Mosley
                                                        ----------------------
                                                        Vice President


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                                  EXHIBIT INDEX
                                  -------------

                                                        Pagination by
                                                     Sequential Numbering
Exhibit           Description of Exhibit                    System
- -------           ----------------------             ---------------------
  28              Press Release dated                          5
                  September 25, 1996,
                  from the Company.